OFFICE FACILITIES AND SERVICE CONTRACT

AGREEMENT dated for reference the 17th day of February, 1999.


BETWEEN:     SENATE CAPITAL GROUP INC., a company
             Incorporated under the laws of British Columbia

             (hereinafter called "Senate")

                                            OF THE FIRST PART

AND:         BRADEN TECHNOLOGIES INC., a company
             incorporated under the laws of the State of Nevada

             (hereinafter called "Braden")

                                           OF THE SECOND PART



WHEREAS Senate maintains an office with reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services at Suite 505 - 1155 Robson
Street, Vancouver, B.C., V6E 1B5.

AND WHEREAS Braden requires reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services and wishes Senate to provide same to Braden;

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. Senate hereby agrees to provide reception, secretarial services, accounting services, investor relations, office administration services including telephone and computer services to Braden;

2. In consideration of Senate providing all the above mentioned services to Braden, Braden agrees to pay to Senate, $1000.00 U.S. per month payable on the 1st day of each month.

3. In addition to the above expense stated above, Braden agrees to reimburse Senate for any expenses directly attributable to Braden including, without limiting the generality of the foregoing, reception, secretarial services, accounting services, investor relations, telephone and computer services, photocopying charges, stationary, travel or printing expenses;


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4.  Braden shall pay any directly attributable expenses on
    receipt of an invoice from Senate;

5.  This Agreement shall be for a term of one year commencing
    February 17, 1999 and ending February 29, 2000.

6. No amendment or termination of this Agreement shall be valid unless it is in writing and executed by both parties;

7.  Time shall be of the essence of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SENATE CAPITAL GROUP INC.           )                    C/S
by its authorized signatory         )
                                    )
                                    )
/s/ Dennis Higgs                    )
Signature of Authorized Signatory   )
                                    )
                                    )
Name of Authorized Signatory


BRADEN TECHNOLOGIES INC.            )                   C/S
by its authorized signatory         )
                                    )
                                    )
/S/ Peter Bell                     )
Signature of Authorized Signatory   )
                                    )
Peter W. Bell                          )
Name of Authorized Signatory        )